UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2006

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane

Westmont, Illinois 60559

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On December 29, 2006, SIRVA, Inc. (“SIRVA”) issued a press release announcing, among other matters, preliminary financial results for the six months ended June 30, 2006 (the “Press Release”), as required by certain covenants under SIRVA’s outstanding senior secured credit facility (the “Credit Facility”).  SIRVA is in the process of performing various closing procedures, as well as finalizing certain open items.  The completion of these procedures could result in significant adjustments to the preliminary amounts reported in the Press Release.  In addition, the preliminary amounts in the Press Release have not been subject to any review, audit or other procedures by any third party or independent registered accountants.  Therefore, all results reported in the Press Release should be considered preliminary until SIRVA completes these procedures and files its quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2005 and 2006 and its annual report on Form 10-K for the year ended December 31, 2005 (collectively, the “Financial Reports”).  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Press Release, in addition to discussing certain financial measures recognized under generally accepted accounting principles (“GAAP”), includes earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) from continuing operations. This non-GAAP financial measure is provided as additional information for investors and is not in accordance with, or an alternative for, GAAP and may be different than measures used by other companies.  SIRVA’s management uses EBITDA for reviewing its financial results and for business planning and performance assessment. SIRVA believes that this presentation allows investors to evaluate the current operational and financial performance of SIRVA’s business. A reconciliation of EBITDA from continuing operations to income from continuing operations before income taxes, the most directly comparable GAAP measure, is included in the Press Release.

The information in this Item 2.02 and Exhibit 99.1 is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD Disclosure.

On December 29, 2006, representatives of SIRVA delivered certain preliminary unaudited financial information about SIRVA to the current lenders under the Credit Facility. Such  preliminary unaudited financial information comprised SIRVA’s unaudited consolidated balance sheet as of June 30, 2006 and the related unaudited consolidated statements of income for the six months ended June 30, 2006, each included in the Press Release attached hereto as Exhibit 99.1, and SIRVA’s unaudited consolidated balance sheet as of March 31, 2006, the related unaudited consolidated statements of income and of cash flows for the three months ended March 31, 2006 and SIRVA’s unaudited consolidated statements of cash flows for the six months ended June 30, 2006 (collectively, the “Preliminary Unaudited Financial Statements”). A copy of the Preliminary Unaudited Financial Statements is attached hereto as Exhibit 99.2 and incorporated by reference herein.

As SIRVA publicly announced in the Press Release, it is in the process of performing various closing procedures, as well as finalizing certain open items.  The completion of these procedures could result in significant adjustments to the preliminary amounts reported in the Press Release and the Preliminary Unaudited Financial Statements.  In addition, the preliminary amounts in the Press Release and the Preliminary Unaudited Financial Statements have not been subject to any review, audit or other procedures by any third party or independent registered accountants.  Therefore, all results reported in the Press Release and the Preliminary Unaudited Financial Statements should be considered preliminary until SIRVA completes these procedures and files the Financial Reports.

The information in this Item 7.01 and Exhibit 99.2 is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

 (d)         Exhibits

99.1	Press Release, dated December 29, 2006.

99.2	SIRVA’s Preliminary Unaudited Financial Statements, delivered on December 29, 2006, to SIRVA’s current lenders under SIRVA’s Credit Facility, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: December 29, 2006

By:          /s/ J. Michael Kirksey

Name:     J. Michael Kirksey

Title:                     Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release, dated December 29, 2006.

99.2	SIRVA’s Preliminary Unaudited Financial Statements, delivered on December 29, 2006, to SIRVA’s current lenders under SIRVA’s Credit Facility, furnished herewith.